SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 15, 2004
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-21527                     06-1276882
-------------------------     ------------------------      --------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                          -----------------------------
                        (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 8.01. Other Information.

On December 15, 2004, Vertrue Incorporated (the "Company") issued a press release announcing that it is increasing the purchase price of its previously announced self tender offer to purchase up to 500,000 shares of its common stock. The new purchase price will not be less than $33.50 per share and not more than $38.50 per share. In addition, the Company is extending the tender offer period from 5:00 P.M., New York City time, on December 15, 2004, until 5:00 P.M., New York City time, on January 7, 2005, unless the Company extends the tender offer further. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:
     99.1    Press release dated December 15, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                VERTRUE INCORPORATED
                                (Registrant)


Date: December 15, 2004
                                By: /s/ Gary A. Johnson
                                    --------------------------------------------
                                    NAME:  Gary A. Johnson
                                    TITLE: President and Chief Executive Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------
99.1     Press release dated December 15, 2004.